Exhibit 10.9

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 31 day of October, 2007 (this “Amendment”), is entered into among JACKSON HEWITT TAX SERVICE INC., a Delaware corporation (the “Parent”), JACKSON HEWITT INC., a Virginia corporation (“Jackson Hewitt”), TAX SERVICES OF AMERICA, INC., a Delaware corporation (“Tax Services”), and HEWFANT INC., a Virginia corporation (“Hewfant” and collectively with the Parent, Jackson Hewitt and Tax Services, the “Borrowers” and each a “Borrower”), the Lenders (as defined in the hereinafter defined Credit Agreement) party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders.

RECITALS

A. The Borrowers, the Lenders and Wachovia are parties to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of October 6, 2006, providing for a revolving credit facility in the aggregate principal amount of $450,000,000. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B. The Borrowers have requested certain amendments to the Credit Agreement and the Administrative Agent and the Lenders have agreed to make such amendments on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1.1 (Defined Terms).

(a)	The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Average Consolidated Funded Debt” means, as of any date of determination, the average of the quarter ending Consolidated Funded Debt (minus (x) up to $25,000,000 of Consolidated Funded Debt as of such date incurred pursuant to Franchisee Expansions and (y) any Consolidated Funded Debt representing Franchisee Advance Payments) for the four previous fiscal quarters.

(b)	Section 1.1 of the Credit Agreement is hereby amended by deleting, in its entirety, the definition of “Leverage Ratio,” and replacing it with the following:

“Leverage Ratio” means, as of the last day of any Reference Period ending on the last day of a fiscal quarter, the ratio of (i) Average Consolidated Funded Debt as of such date, to (ii) Consolidated EBITDA for such Reference Period.

ARTICLE II

CONDITIONS OF EFFECTIVENESS

This First Amendment shall become effective as of the date (the “First Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received, dated as of the First Amendment Effective Date, an executed counterpart hereof from each of the Borrowers and the Required Lenders.

(b) The Borrowers shall have confirmed that the representations and warranties contained in Article III of this Amendment are true and correct as of such date.

(c) The Borrowers shall have paid to the Administrative Agent, for the benefit of each Lender who approves this Amendment a nonrefundable fee in the amount of 0.02% of each such approving Lender’s aggregate Revolving Credit Commitment, which fee shall be deemed fully earned as of the First Amendment Effective Date.

(d) The Borrowers shall have paid to the Arranger the other fees required under the engagement letter from the Arranger to the Borrowers, dated as of September 28, 2007, as amended by the amendment to engagement letter, dated as of October 19, 2007.

(e) The Borrowers shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

ARTICLE III

CONFIRMATION OF REPRESENTATIONS AND WARRANTIES

The Borrowers hereby represent and warrant, on the date hereof and as of the First Amendment Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of such date, both immediately before and after giving effect to the First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this First Amendment has been duly authorized, executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date, both immediately before and after giving effect to the First Amendment.

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION OF THE BORROWERS

The Borrowers hereby confirm and agree that, after giving effect to this First Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against the Borrowers in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if the Borrowers have any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this First Amendment. This acknowledgement and confirmation by the Borrowers is made and delivered to induce the Administrative Agent and the Lenders to enter into this First Amendment, and the Borrowers acknowledge that the Administrative Agent and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V

MISCELLANEOUS

5.1 Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.2 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3 Expenses. The Borrowers agree on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Credit Documents delivered in connection herewith.

5.4 Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

5.5 Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

JACKSON HEWITT TAX SERVICE INC.
JACKSON HEWITT INC.
TAX SERVICES OF AMERICA, INC.
HEWFANT INC.

By:	/s/ Mark L. Heimbouch
Name:	Mark L. Heimbouch
Title:	Chief Financial Officer

(signatures continued)

Signature Page to First Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and as a Lender

By:	/s/ James J. Petronchak
Name:	James J. Petronchak
Title:	SVP

Signature Page to First Amendment

BANK OF AMERICA, N.A., as Syndication Agent, and as a Lender

By:	/s/ Jason Cassidy
Name:	Jason Cassidy
Title:	Vice President

Signature Page to First Amendment

CITIBANK, N.A., as Syndication Agent, and as a Lender

By:	/s/ Martin Efron
Name:	Martin Efron
Title:	Vice President

Signature Page to First Amendment

PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent, and as a Lender

By:	/s/ Harold V. Garrity III
Name:	Harold V. Garrity III
Title:	Vice President

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as Documentation Agent, and as a Lender

By:	/s/ Lori S. Franzon
Name:	Lori S. Franzon
Title:	Vice President

Signature Page to First Amendment

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ George B. Davis
Name:	George B. Davis
Title:	Vice President

Signature Page to First Amendment

FIFTH THIRD BANK, as a Lender

By:	/s/ Vince Clark
Name:	Vince Clark
Title:	Senior Vice President

Signature Page to First Amendment

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Marissa Petri
Name:	Marissa Petri
Title:	Assistant Vice President

Signature Page to First Amendment

NORTH FORK BANK, as a Lender

By:	/s/ Stephen DiGiovanna
Name:	Stephen DiGiovanna
Title:	Senior Vice President

Signature Page to First Amendment

COMMERCE BANK, as a Lender

By:	/s/ Craig Pasko
Name:	Craig Pasko
Title:	Vice President

Signature Page to First Amendment